Business Combination Update & Preliminary FQ3 2020 Results October 19, 2020 Exhibit 99.1

Disclaimer (1/2) Forward Looking Statements Certain statements in this presentation or accompanying commentary may be considered forward-looking statements. Forward-looking statements generally relate to future events or Conyers Park’s or Advantage’s future financial or operating performance, such as statements regarding Advantage’s preliminary financial results for the quarter ended September 30, 2020, the ability to complete the contemplated refinancing transactions on the terms described herein or at all, and the expected timing of, and benefits from, the proposed business combination between Conyers Park and Advantage. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “would”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Conyers Park and its management, and Advantage and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited, to approval by Conyers Park’s stockholders of the proposed business combination and satisfaction of other closing conditions relating to the transaction, the impact of the COVID-19 pandemic on Advantage’s business units, Advantage’s estimates of expenses and profitability and other risks and uncertainties set forth in the section titled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the definitive proxy statement filed by Conyers Park with the Securities and Exchange Commission on October 9, 2020. This presentation includes preliminary financial information for the fiscal quarter ended September 30, 2020, which is subject to completion of the Company’s quarter-end close procedures and further financial review. Actual results may differ as a result of the completion of the Company’s quarter-end closing procedures, review adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary, may change and constitute forward-looking information and, as a result, are subject to risks and uncertainties. Neither the Company’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. Additional Information and Where to Find It Conyers Park filed a definitive proxy statement with the SEC relating to the proposed business combination with the Company, which has been mailed to its stockholders. Neither this presentation nor the related commentary contains all the information that should be considered concerning the proposed business combination and neither is intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. Conyers Park’s stockholders and other interested persons are advised to read the definitive proxy statement and other documents filed in connection with the proposed business combination, as these materials contain important information about Advantage, Conyers Park and the proposed business combination. The definitive proxy statement and other relevant materials for the proposed business combination have been mailed to stockholders of Conyers Park as of October 6, 2020. Stockholders may also obtain copies of the definitive proxy statement and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108. Participants in the Solicitation Conyers Park and its directors and executive officers may be deemed participants in the solicitation of proxies from Conyers Park’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Conyers Park is contained in the definitive proxy statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Conyers Park II Acquisition Corp., 999 Vanderbilt Beach Road, Suite 601, Naples, Florida 34108. Advantage and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Conyers Park in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination is included in the definitive proxy statement for the proposed business combination.

Disclaimer (2/2) Non-GAAP Financial Measure and Related Information This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including Adjusted EBITDA and Pro Forma Credit Adjusted EBITDA. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing the Company’s financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the Company’s presentation of these measures may not be comparable to similarly-titled measures used by other companies. The Company believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. The Company believes that the use of Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing the Company’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Pro Forma Credit Adjusted EBITDA is presented in a manner consistent with the Company’s senior secured credit facilities. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The Company has presented the financial data for the last twelve-month (“LTM”) period ended September 30, 2020 by adding the unaudited results of operations for the nine-month period ended September 30, 2020 to its audited results of operations for the year ended December 31, 2020 and then subtracting the unaudited results of operations for the nine-month period ended September 30, 2019. The financial data for the LTM period ended September 30, 2020 does not comply with GAAP. This presentation and related commentary may also include certain estimates of Adjusted EBITDA and Pro Forma Credit Adjusted EBITDA, including with respect to expected third quarter 2020 results. Due to the high variability and difficulty in making accurate estimates of some of the information excluded from Adjusted EBITDA and Pro Forma Credit Adjusted EBITDA, together with some of the excluded information not being ascertainable or accessible, Advantage is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included and no reconciliation of the forward-looking non-GAAP financial measures is included. No Offer or Solicitation This communication is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction in contravention of applicable law. Any offering of senior secured notes or other debt securities will be offered in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act, and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act and will not be registered under the Securities Act or the securities laws of any state or jurisdiction, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. Neither this presentation nor any related commentary shall constitute an offer to sell or the solicitation of an offer to purchase any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Transaction progress and update Preliminary Q3 results to be used in conjunction with debt offering Investment thesis reinforced and remains intact Conyers Park II and Advantage Business Combination

Proxy filed, regulatory approvals received, shareholder vote scheduled for October 27th with closing expected shortly thereafter $700 million PIPE committed in September Commenced refinancing process to replace Advantage’s existing senior secured credit facilities with $2.1 billion of new funded senior secured debt and a $400 million senior secured asset-based revolving credit facility, consistent with the $2.5 billion of committed debt financing disclosed in connection with the business combination Held sell-side analyst information session with coverage initiation by several analysts to occur post-closing Expect to close by the end of October and release final Q3 earnings in mid-November We are Progressing to Close Before Month End

Preliminary Q3 Flash Results


Revenues
$ in millions.
Adjusted EBITDA
$ in millions.
Total Advantage
Y/Y growth
1%
(30%)
(20%)
$879
$642
$784
Q1'20A
Q2'20A
Q3'20E (1)
Y/Y growth
11%
(6%)
(6%)
$106
$112
$136
% margin
12.1%
17.5%
17.4%
Q1'20A
Q2'20A
Q3'20E (1)
Sales Segment
Y/Y growth
11%
(3%)
8%
$508
$460
$542
Q1'20A
Q2'20A
Q3'20E (1)
Y/Y growth
26%
23%
18%
$79
$90
$102
% margin
15.5%
19.6%
18.8%
Q1'20A
Q2'20A
Q3'20E (1)
Marketing Segment
Y/Y growth
(10%)
(59%)
(49%)
$372
$181
$242
Q1'20A
Q2'20A
Q3'20E (1)
Y/Y growth
(17%)
(52%)
(42%)
$28
$22
$34
% margin
7.5%
12.1%
14.2%
Q1'20A
Q2'20A
Q3'20E (1)

Note: The foregoing preliminary financial information for the quarter ended September 30, 2020 is subject to completion of the Company's quarter-end close procedures and further financial review and represents the Company's current expectations as to what it will report for such quarter. Actual results may differ as a result of the completion of the Company's quarter-end closing procedures, review of adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary and may change. Neither the Company's independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information

(1) Preliminary Q3 2020E results shown using the mid-point of the Company's disclosed range. Please see the Appendix for further detail.

5

Continued strength and gains in Sales segment Strong center-store / eat-at-home trends remain in place Food service channel remains weak, but beginning recovery European Joint Venture improved but still soft E-commerce (on-line, click-and-collect) business gains continue Marketing segment down substantially, but with improving trends in Q3 versus Q2 Some in-store sampling started in the third quarter Event volume increased from approximately 20,000 events in April to approximately 120,000 in September; still below the nearly 400,000 events in September of last year, but the beginning of a rebound we expect to continue Continue to manage costs with discipline Q3 Preliminary Flash Results Reflect Improvement in Trends

Modeling of business ($475m of 2020E Adj. EBITDA) reflected assumption that COVID-related restrictions would remain in place during the summer and would not likely abate in near-term Assumed some moderate return to Sampling, which did occur and will continue to do so into 2021 As COVID-related restrictions ease and/or a vaccine becomes available we expect to see shifts back to more normalized patterns U.S. Experiential (Sampling), U.S. Food Service, and European JV expected to accelerate, U.S. Center-store likely to moderate Will also capture learnings / upside from COVID which we expect will benefit the business in the future (e.g., real-estate savings, adoption of online grocery pick-up sampling, e-commerce traction) Q3 Results Reinforce Financial Expectations and Investment Thesis

Organic growth via share gains in Sales segment, expansion of marketing segment (experiential, e-commerce) Platform for accretive tuck-in M&A, with focus on new technology and services Attractive entry point given COVID earnings dip in 2020 with strong, full recovery expected over the course of 2021 and 2022 Valuation at 10x Adj. EBITDA attractive versus relevant comparable companies in CPG and business services CPII Remains Excited About Investment and Value Creation Opportunities

Thank you

Preliminary Q3 Flash Results Note: The foregoing preliminary financial information for the quarter ended September 30, 2020 is subject to completion of the Company’s quarter-end close procedures and further financial review and represents the Company’s current expectations as to what it will report for such quarter. Actual results may differ as a result of the completion of the Company’s quarter-end closing procedures, review of adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary and may change. Neither the Company’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information. (1) Q3 2020E percentage change is calculated using the mid-point of the Company’s disclosed range. (1)

Preliminary Q3 LTM Flash Results Note: The foregoing preliminary financial information for the quarter ended September 30, 2020 is subject to completion of the Company’s quarter-end close procedures and further financial review and represents the Company’s current expectations as to what it will report for such quarter. Actual results may differ as a result of the completion of the Company’s quarter-end closing procedures, review of adjustments and other developments that may arise between now and the time such financial information for the period is finalized. As a result, these estimates are preliminary and may change. Neither the Company’s independent registered accounting firm nor any other independent registered accounting firm has audited, reviewed or complied, examined or performed any procedures with respect to the preliminary results, nor have they expressed any opinion or any other form of assurance on the preliminary financial information.

Non-GAAP Reconciliation for Historical Periods (1/3)

Non-GAAP Reconciliation for Historical Periods (2/3)

Non-GAAP Reconciliation for Historical Periods (3/3) Note: Dollars in millions. Numerical figures included in this slide have been subject to rounding adjustments Historical management fees paid to existing shareholders and non-cash stock based compensation expense. Represents adjustments to the estimated fair value of our contingent consideration liabilities related to our acquisitions, excluding the present value accretion recorded in interest expense, net, for the applicable periods. Represents fees and costs associated with activities related to our acquisitions and restructuring activities related to our equity ownership, including professional fees, due diligence, and integration activities. Represents (a) costs related to implementation of strategies for workplace safety in response to COVID-19, including employee-relief fund, additional sick pay for front-line associates, medical benefit payments for furloughed associates, and personal protective equipment and (b) benefits received from government grants for COVID-19 relief. Represents additions to reflect our proportional share of Adjusted EBITDA related to our equity method investments and reductions to remove the Adjusted EBITDA related to the minority ownership percentage of the entities that we fully consolidate in our financial statements. One-time restructuring activities costs associated with non-recurring reorganization projects. Represents legal settlements that are unusual or infrequent costs associated with our operating activities. Represents costs associated with investigation and remediation activities related to the Take 5 Matter, primarily, professional fees and other related costs.